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                                                                  Exhibit 23.1




             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Green Tree Financial Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1994